                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                        National Instruments Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:

                        NATIONAL INSTRUMENTS CORPORATION

                    Notice of Annual Meeting of Stockholders

                                  May 14, 2002

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders of National Instruments Corporation, a Delaware corporation, will be held on May 14, 2002, at 9:00 a.m. local time, at National Instruments' principal executive offices located at 11500 North Mopac Expressway, Building B, Austin, Texas, 78759 for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect two directors to the Board of Directors for a term of three years;

     2. To ratify the appointment of PricewaterhouseCoopers LLP as National Instruments' independent public accountants for the fiscal year ending December 31, 2002; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 15, 2002, are entitled to receive notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy Card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy. However, if you have returned a Proxy and wish to vote at the meeting, you must notify the inspector of elections of your intention to revoke the Proxy you previously returned and instead vote in person at the meeting. If your shares are held in the name of a broker, trustee, bank or other nominee, please bring a proxy from the broker, trustee, bank or other nominee with you to confirm you are entitled to vote the shares.

                                                 Sincerely,



                                                 David G. Hugley
                                                 Secretary

Austin, Texas
April 4, 2002

                        NATIONAL INSTRUMENTS CORPORATION

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed Proxy is solicited on behalf of National Instruments Corporation, a Delaware corporation (the "Company"), for use at its 2002 Annual Meeting of Stockholders (the "Annual Meeting") to be held on May 14, 2002, at 9:00 a.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 11500 North Mopac Expressway, Building B, Austin, Texas 78759. The Company's telephone number is (512) 338-9119.

    These proxy solicitation materials were mailed on or about April 4, 2002 to all stockholders entitled to vote at the Annual Meeting.

Record Date; Outstanding Shares

    Stockholders of record at the close of business on March 15, 2002 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 51,251,722 shares of the Company's Common Stock, $.01 par value, were issued and outstanding.

Revocability of Proxies

    Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting, notifies the inspector of elections of his or her intention to revoke the proxy and votes in person at the meeting.

Voting and Solicitation

    Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for two nominees and the two nominees with the greatest number of votes will be elected.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's directors, officers and other employees, without additional compensation, personally, by telephone or by telefax.

Deadline for Receipt of Stockholder Proposals

    Stockholders of the Company may submit proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders to be held in the year 2003, stockholder proposals must be received by the Secretary of the Company no later than December 5, 2002, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

    In addition, the Company's bylaws establish an advance notice procedure with regard to business brought before an annual meeting, including stockholder proposals not included in the Company's proxy statement. For director nominations or other business to be properly brought before the 2003 Annual Meeting by a stockholder, such stockholder must deliver written notice to the Secretary of the Company at the Company's principal executive office no later than February 3, 2003 and no earlier than January 4, 2003. If the date of the Company's 2003 Annual Meeting is advanced or delayed by more than 30 calendar days from the first anniversary date of the 2002 Annual Meeting, your notice of a proposal will be timely if it is received by the Company by the close of business on the tenth day following the day the Company publicly announces the date of the 2003 Annual Meeting.

    The Proxy grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If such a stockholder fails to comply with the foregoing notice provisions, proxy holders will be allowed to use their discretionary voting authority should the stockholder proposal come before the 2003 Annual Meeting.

    A copy of the full text of the bylaw provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. All notices of proposals and director nominations by stockholders should be sent to National Instruments Corporation, 11500 N. Mopac Expressway, Building B, Austin, Texas 78759, Attention: Corporate Secretary.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

General

    The Company's Board of Directors is divided into three classes, with the term of office of one class expiring each year. The Company currently has seven directors with two directors in two classes and three directors in one class. The terms of office of Class II directors L. Wayne Ashby and Donald M. Carlton will expire at the 2002 Annual Meeting. Mr. Ashby is not standing for re-election at the 2002 Annual Meeting. Dr. Carlton will stand for re-election to the Board of Directors at the 2002 Annual Meeting. In addition, Jeffrey L. Kodosky, whose term of office expires at the 2003 Annual Meeting, has tendered his resignation from the Board of Directors to take effect immediately prior to the 2002 Annual Meeting. Mr. Kodosky will stand for re-election to the Board of Directors at the 2002 Annual Meeting. The terms of office of Class III directors Ben G. Streetman and R. Gary Daniels will expire at the 2003 Annual Meeting and the terms of office of Class I directors James J. Truchard and Charles J. Roesslein will expire at the 2004 Annual Meeting. At the 2002 Annual Meeting, stockholders will elect two directors for a term of three years. After the election at the 2002 Annual Meeting, there will be six directors, with two directors in each of the three classes.

Vote Required

    The two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors shall be elected to the Board of Directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of directors in this manner. Cumulative voting is not permitted by the Company's Certificate of Incorporation.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The Board of Directors recommends that stockholders vote FOR the nominees listed below.

Nominees for Election at the Annual Meeting

    The following sets forth information concerning the nominees for election as directors at the Annual Meeting, including information as to each nominee's age as of the Record Date, position with the Company and business experience.

                                                                                        Director
  Name of Nominee              Age           Position/Principal Occupation                Since
  ---------------              ----          -----------------------------              --------
Jeffrey L. Kodosky  (3) ...... 52      Director; Fellow of the Company                   1976
Donald M. Carlton (2) (3) .... 64      Director; Former President and Chief Executive    1994
                                       Officer of Radian International LLC

----------
(1) Member of Compensation Committee

(2) Member of Audit Committee

(3) Member of Nominating and Governance Committee

    Jeffrey L. Kodosky co-founded the Company in 1976 and has been a director since that time. He was appointed Vice President of the Company in 1978 and served as Vice President, Research and Development from 1980 to 2000. Since 2000 he has held the position of Fellow. Prior to 1976, he was employed at the Acoustical Measurements Division at Applied Research Laboratories ("ARL"), The University of Texas ("UT Austin"). Mr. Kodosky received his BS in Physics from Rensselaer Polytechnic Institute.

    Donald M. Carlton, PhD, has been a member of the Company's Board of Directors since 1994. From February 1996 until December 1998, Dr. Carlton served as the President and Chief Executive Officer of Radian International LLC, and from 1969 until January 1996, Dr. Carlton served as President and Chairman of the Board of Radian Corporation, both of which are environmental engineering firms. Dr. Carlton received his BS in Chemistry from the University of St. Thomas and his PhD in Chemistry from UT Austin. Dr. Carlton is currently a director of the following publicly traded companies: American Electric Power, Trustee of SmithBarney/CITI Mutual Funds (26 Funds), and Valero Energy Corporation.

Incumbent Directors Whose Terms of Office Continue After the Annual Meeting

    The following sets forth information concerning the directors whose terms of office continue after the Annual Meeting, including information as to each director's age as of the Record Date, position with the Company and business experience.

                                                                                         Director
    Name of Director               Age          Position/Principal Occupation             Since
    ----------------               ---          -----------------------------            --------

Ben G. Streetman (1) (2) (3) ...... 62   Director; Dean, College of Engineering at The    1997
                                         University of Texas at Austin
R. Gary Daniels  (1) (2) .......... 64   Director; Former Senior Vice President and       1999
                                         General Manager of the Microcontroller
                                         Technologies Group, Motorola
James J. Truchard ................. 58   Chairman of the Board of Directors and           1976
                                         President of the Company
Charles J. Roesslein (1) (2) ...... 53   Director; Former Chairman of the Board of        2000
                                         Directors and President of Prodigy
                                         Communications Corp.

____________
(1) Member of Compensation Committee

(2) Member of Audit Committee

(3) Member of Nominating and Governance Committee

    Ben G. Streetman, PhD, has been a member of the Company's Board of Directors since 1997. He is the Dean of the College of Engineering at UT Austin, as well as Professor of Electrical and Computer Engineering, Dula D. Cockrell Centennial Chair in Engineering, and Henry E. Singleton Research Fellow at IC2 Institute. From 1984 to 1996, Dr. Streetman served as Director of the Microelectronics Research Center at UT Austin. Dr. Streetman received his BS, MS, and PhD in Electrical Engineering, all from UT Austin. Dr. Streetman is currently a director of ZixIt Corporation (formerly CustomTracks Corporation).

    R. Gary Daniels has been a member of the Company's Board of Directors since 1999. Mr. Daniels retired in 1997 from his position as Senior Vice President and General Manager of the Microcontroller Technologies Group of Motorola, Inc. after a thirty-two year career with Motorola. Mr. Daniels has a bachelor's degree in electrical engineering from the University of New Mexico.

    James J. Truchard, PhD, co-founded the Company in 1976 and has served as its President and Chairman of the Board of Directors since inception. From 1963 to 1976 Dr. Truchard was the Managing Director of ARL, UT Austin. Dr. Truchard received his PhD in Electrical Engineering, his MS in Physics and his BS in Physics, all from UT Austin.

    Charles J. Roesslein has served as a director since July 2000. During 2000, Mr. Roesslein served as the Chairman of the Board of Directors and President of Prodigy Communications Corporation, an internet service provider. He served as President of SBC-CATV, a cable television service provider, from 1999 until 2000, and as President of SBC Technology Resources, the applied research division of SBC Communications Inc., from 1997 until 1999. Prior to 1997, Mr. Roesslein served in executive officer positions with SBC Communications, Inc. and Southwestern Bell. Mr. Roesslein holds a bachelor's degree in mechanical engineering from the University of Missouri-Columbia and a master's degree in finance from the University of Missouri-Kansas City.

    There is no family relationship between any director or officer of the Company.

Security Ownership

    The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (i) by all persons known to the Company, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, to be the beneficial owners of more than 5% of the Company's Common Stock, (ii) by each of the executive officers named in the table under "Executive Compensation -- Summary Compensation Table," (iii) by each director, and (iv) by all current directors and executive officers as a group:

                                                                                                          Approximate
                                                                                 Number of             Percentage of Total
                          Name of Person or Entity                               Shares (1)               Voting Power
                          ------------------------                              -----------               -------------
                James J. Truchard .........................................     12,872,211  (2)                25.1%
                  11500 North Mopac Expressway
                  Austin, Texas 78759
                Jeffrey L. Kodosky ........................................      4,632,558  (3)                 9.0%
                  11500 North Mopac Expressway
                  Austin, Texas 78759
                Gail T. Kodosky ...........................................      3,538,340  (4)                 6.9%
                  11500 North Mopac Expressway
                  Austin, Texas 78759
                L. Wayne Ashby ............................................      2,576,940  (5)                 5.0%
                  5512 Cuesta Verde Drive
                  Austin, Texas 78746
                Capital Research and Management Company ...................      3,262,500  (6)                 6.4%
                  333 South Hope Street
                  Los Angeles, California 90071
                R. Gary Daniels ...........................................         19,902  (7)                  *
                Ben G. Streetman ..........................................         42,464  (8)                  *
                Donald M. Carlton .........................................         26,580  (9)                  *
                Charles J. Roesslein ......................................          9,117 (10)                  *
                Peter Zogas, Jr. ..........................................        101,085 (11)                  *
                Timothy R. Dehne ..........................................         97,431 (12)                  *
                Alexander M. Davern .......................................         49,744 (13)                  *
                Mihir Ravel ...............................................         26,108 (14)                  *
                All executive officers and directors as a group
                 (16 persons) .............................................     20,722,145 (15)                40.4%
----------

 *   Represents less than 1% of the outstanding shares of Common Stock.

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2) Includes 1,188,500 shares held by a trust for which Dr. Truchard is the trustee and 116,350 shares held by a corporation of which Dr. Truchard is president.

(3) Includes an aggregate of 1,059,600 shares held in two trusts for the benefit of Mr. Kodosky's daughters for which Mr. Kodosky is the trustee; includes an aggregate of 419,000 shares held by a non-profit corporation of which Mr. Kodosky is president and his wife, Gail T. Kodosky is secretary; includes 112,100 shares held by a trust for the benefit of Mr. Kodosky and his wife; includes 12,000 shares held in a charitable remainder trust for the benefit of Mr. Kodosky's brother of which Mr. Kodosky is the sole trustee with dispositive power over the securities held therein; includes 22,618 shares held in 18 trusts for non-immediate family members of Mr. Kodosky of which Mr. Kodosky is the sole trustee with dispositive power over the securities held therein; and includes 1,503,620 shares owned by his wife. Mr. Kodosky disclaims beneficial ownership of the shares owned by his wife. (Cumulatively, Jeffrey and Gail Kodosky control and/or beneficially own a total of 4,632,558 shares.)

(4) Includes 419,000 shares held by a non-profit corporation of which Mrs. Kodosky is secretary and her husband, Jeffrey L. Kodosky is president; includes 112,100 shares held by a trust for the benefit of Mrs. Kodosky and her husband; and includes 1,503,620 shares owned by her husband. Mrs. Kodosky disclaims beneficial ownership of the shares owned by her husband. (Cumulatively, Jeffrey and Gail Kodosky control and/or beneficially own a total of 4,632,558 shares.)

(5) Includes 2,024 shares subject to options exercisable on or before May 14, 2002, and 958 shares held by Mr. Ashby's wife.

(6) The information as to beneficial ownership is based on a Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 11, 2002, reflecting its beneficial ownership of Common Stock as of December 31, 2001. The Schedule 13G states that Capital Research and Management Company has sole dispositive power with respect to 3,262,500 shares of Common Stock, sole voting power with respect to no shares of Common Stock and shared voting power with respect to no shares of Common Stock.

(7) Includes 18,889 shares subject to options exercisable on or before May 14, 2002.

(8) Includes 41,339 shares subject to options exercisable on or before May 14, 2002.

(9) Includes 22,130 shares subject to options exercisable on or before May 14, 2002.

(10) Includes 8,117 shares subject to options exercisable on or before May 14, 2002.

(11) Includes 83,713 shares subject to options exercisable on or before May 14, 2002.

(12) Includes 61,020 shares subject to options exercisable on or before May 14, 2002.

(13) Includes 49,410 shares subject to options exercisable on or before May 14, 2002.

(14) Includes 26,108 shares subject to options exercisable on or before May 14, 2002.

(15) Includes 521,092 shares subject to options exercisable on or before May 14, 2002.

Board Meetings and Committees

     The Board of Directors of the Company held a total of 8 meetings during 2001. During 2001, the Board of Directors had a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee.

     The Audit Committee, which currently consists of directors Donald M. Carlton, Ben G. Streetman, R. Gary Daniels and Charles J. Roesslein, met 11 times during 2001. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent accountants, reviews with such accountants the plan, scope and results of their examination of the consolidated financial statements and reviews the independence of such accountants. The Audit Committee inquires about any significant risks or exposures and assesses the steps management has taken to minimize such risk to the Company, including adequacy of insurance coverage and the strategy for management of foreign currency risk. The Audit Committee also reviews the Company's compliance with matters relating to antitrust, environmental, Equal Employment Opportunity Commission, export and SEC regulations.

     The Compensation Committee, which currently consists of directors R. Gary Daniels, L. Wayne Ashby, Ben G. Streetman and Charles J. Roesslein, met 8 times during 2001. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for employees. The Compensation Committee also administers the Company's 1994 Incentive Plan and Employee Stock Purchase Plan.

     The Nominating and Governance Committee, which currently consists of directors Donald M. Carlton, Jeffrey L. Kodosky and Ben G. Streetman, met 1 time during 2001. The Nominating and Governance Committee recommends to the Board of Directors the selection criteria for board members, compensation of outside directors, appointment of board committee members and committee chairmen, and develops board governance principles. The Nominating and Governance Committee will consider nominees recommended by stockholders provided such recommendations are made in accordance with procedures described in this Proxy Statement under "Deadline for Receipt of Stockholder Proposals".

     No director attended fewer than 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

Board Compensation

     Non-employee directors are paid a $10,000 annual retainer ($12,000 for committee chairs), $1,000 for each Board meeting attended in person, $750 ($1,000 for committee chairs) for each committee meeting attended in person, $150 for each Board or committee meeting attended telephonically, and reimbursement of out-of-town travel expenses. Since 1997, non-employee directors have not received automatic annual option grants although they may still exercise options previously granted to them and are currently eligible to receive discretionary option grants under the terms of the Company's Amended and Restated 1994 Incentive Plan. Employee directors of the Company do not receive any additional compensation for services provided as a director.

Executive Officers

     The following sets forth information concerning the persons currently serving as executive officers of the Company, including information as to each executive officer's age as of the Record Date, position with the Company and business experience. Officers of the Company serve at the discretion of the Board and are appointed annually.

              Name of Executive Officer      Age                 Position
              -------------------------      ----                --------
        James J. Truchard ................    58   Chairman of the Board of Directors and President
        Timothy R. Dehne .................    36   Vice President, Engineering
        Peter Zogas, Jr ..................    41   Vice President, Sales
        Mark A. Finger ...................    44   Vice President, Human Resources
        Ruben Reynoso-Mangin .............    54   Vice President, Manufacturing
        John M. Graff ....................    37   Vice President, Marketing
        Mihir Ravel ......................    42   Vice President, Corporate Development
        Raymond C. Almgren ...............    36   Vice President, Product Strategy
        Alexander M. Davern ..............    35   Chief Financial Officer and Treasurer
        David G. Hugley ..................    38   Secretary, General Counsel

     See "Election of Directors" for additional information with respect to Dr. Truchard.

     Timothy R. Dehne joined the Company in 1987 and is currently Vice President, Engineering. He previously served as the Company's Vice President, Marketing; Vice President, Strategic Marketing; Strategic Marketing Manager; GPIB Marketing Manager; GPIB Product Manager and as an Applications Engineer. Mr. Dehne received his BS in Electrical Engineering from Rice University.

     Peter Zogas, Jr., joined the Company in 1985 and is currently Vice President, Sales. He served as the Company's National Sales Manager from July 1992 until his appointment as Vice President, Sales in July 1996. Earlier positions with the Company include Business Development Manager, Regional Sales Manager, and Sales Engineer. Prior to joining the Company, Mr. Zogas worked as an engineer at Texas Instruments and, prior to that, at AT&T. Mr. Zogas received his BS in Electrical Engineering from Drexel University. He is co-holder of one patent on multichip packaging issued in 1986.

     Mark A. Finger joined the Company in August 1995 as Director of Human Resources and became Vice President, Human Resources in December 1996. Prior to joining the Company, Mr. Finger was employed by Rosemount Inc., and Fisher Rosemount Systems Inc., from 1981 to 1995 (both of which are process management companies). Positions held at Rosemount include Human Resources Manager, Staffing Manager, Senior Human Resources Representative, Compensation and Benefits Specialist and Staffing Specialist. Mr. Finger received his BS in Marketing from St. Cloud University.

     Ruben Reynoso-Mangin joined the Company in February 1997 as Vice President, Manufacturing. Prior to joining the Company, Mr. Reynoso-Mangin was employed by 3M Corporation from 1972 to 1997. Positions held at 3M Corporation include Plant Manager, Plant Quality Manager, Technology Manager, and Product Manager. Mr. Reynoso-Mangin received his BS in BSIE from the California State Polytechnic University.

     John M. Graff joined the Company in June 1987 and is currently Vice President, Marketing. He previously served as the Company's Acting Vice President, Marketing; Director, Corporate Marketing; Corporate Marketing Manager; Product Marketing Manager and as an Applications Engineer. Mr. Graff received his BS in Electrical Engineering from UT Austin.

     Mihir Ravel joined the Company in April 2000 as Vice President, Corporate Development. Prior to joining the Company, Mr. Ravel was employed by Tektronix, Inc., a test and measurement company, from 1982 to 2000. Mr. Ravel was a Director/Fellow at Tektronix and worked in the area of R&D Management. Mr. Ravel received his BS in Physics, Electrical Engineering and Computer Science from Massachusetts Institute of Technology.

     Raymond C. Almgren joined the Company in June 1987 and is currently Vice President, Product Strategy. He previously served as the Company's Director of Engineering, Director of Marketing, Product Manager, and as an Applications Engineer. Mr. Almgren received his BS in Electrical Engineering from UT Austin.

     Alexander M. Davern joined the Company in February 1994 and is currently Chief Financial Officer and Treasurer. He previously served as Corporate Controller and International Controller. Prior to joining the Company, Mr. Davern worked both in Europe and in the United States for the international accounting firm of Price Waterhouse, LLP. Mr. Davern received his BBA and a diploma in professional accounting from University College in Dublin, Ireland.

     David G. Hugley joined the Company in 1991 as General Counsel and currently also serves as Secretary of the Company. Mr. Hugley received his BBA and JD from UT Austin and is a licensed attorney in Texas.

Executive Compensation

    Summary Compensation Table. The following table shows the compensation paid by the Company during the years ended December 31, 2001, 2000, and 1999 to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company whose total salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"):

                                                                                                Long-Term
                                                                                                Compensation
                                                                                                   Awards
                                                                                                 Securities
                                                                             Annual              Underlying
                                                                          Compensation             Options        All Other
                                                                    -------------------------
                  Name and Principal Position                Year     Salary       Bonus(1)     (# of Shares)  Compensation(2)
                  ---------------------------               -----   -----------  ------------  -------------- ----------------
              Dr. James J. Truchard ...................     2001    $193,348         --               --          $ 5,631
               Chairman of the Board and President          2000     195,797      $47,853             --            5,721
                                                            1999     195,797       41,117             --            5,470

              Peter Zogas, Jr. ........................     2001    $162,338      $ 1,407          10,000         $ 5,569
               Vice President, Sales                        2000     198,926       48,618          20,000           5,728
                                                            1999     154,002       33,840           6,000           5,239


              Timothy R. Dehne ........................     2001    $184,175      $ 1,407          10,000         $ 5,612
               Vice President, Engineering                  2000     171,250       42,853          20,000           5,579
                                                            1999     149,750       32,948           6,000           4,853


              Alexander M. Davern .....................     2001    $184,175      $ 1,407          10,000         $ 4,967
              Chief Financial Officer                       2000     163,750       41,021          75,000           5,160
                   and Treasurer                            1999     117,625       26,701          22,500           3,058


              Mihir Ravel (3) .........................     2001    $189,025      $ 1,407          30,000         $   372
               Vice President, Corporate                    2000     133,122       52,535(4)      100,000          36,407(5)
              Development

--------------------------------------------------------------------------------

(1) Bonus amounts for 2001, 2000, and 1999 include bonus amounts paid in fiscal year 2002, 2001, and 2000, respectively, for services rendered in fiscal 2001, 2000, and 1999, respectively.

(2) Represents Company contributions to the Company's 401(k) plan on behalf of the Named Executive Officers and the full dollar value of premiums paid by the Company for term life insurance on behalf of the Named Executive Officers for 2001, 2000, and 1999.

(3) Mr. Ravel joined the Company in April 2000 under a compensation plan providing for the payment of one year's salary if his employment is constructively terminated or terminated without cause.

(4)  Includes a signing bonus of $20,000.

(5)  Includes relocation expenses of $33,857 and a housing allowance of $2,550.

    Option Grants in Last Fiscal Year. The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2001 to each Named Executive Officer.

                                                                                           Potential
                                                                                          Realizable
                                                             Individual Grants         Value at Assumed
                                                    ------------------------------
                                                    % of Total                         Annual Rates of
                                                      Options                            Stock Price
                                                    Granted to Exercise                  Appreciation
                                     Options        Employees  or Base  Expiration    for Option Term(1)
                                                                                    ---------------------
            Name                     Granted         in FY01    Price     Date        5% ($)      10% ($)
            ----                    ---------    -----------   -------------------  ---------  ----------
Dr. James J. Truchard ...........       --            --       --          --          --          --
Peter Zogas, Jr. ................   10,000 (2)      .67%       $31.56   3/21/11     $198,495   $  503,025
Timothy R. Dehne. ...............   10,000 (2)      .67%        31.56   3/21/11      198,495      503,025
Alexander M. Davern .............   10,000 (2)      .67%        31.56   3/21/11      198,495      503,025
Mihir Ravel .....................   10,000 (2)(3)   .67%        31.56   3/21/11      198,495      503,025
                                    20,000 (2)(3)  1.34%        33.45   7/18/11      420,730    1,066,214

_________

(1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company does not believe that any formula will determine with reasonable accuracy a present value based on future unknown or volatile factors.

(2) These options have a term of ten years and vest as to 1/120th of the shares per month after the date of grant, subject to acceleration based upon Company financial performance.

(3) These options are subject to a maximum of twelve months of accelerated vesting if the optionee's employment is constructively terminated or terminated without cause within three years of his hire date.

    Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Values. The following table sets forth, for each of the Named Executive Officers, the value realized for options exercised during the year and the year-end value of unexercised options.

                                                                                                  Value (1) of Unexercised
                                                                 Number of Unexercised                  In-the Money
                           Shares Acquired   Value Realized       Options at Year-End:              Options at Year-End:
                                                             -------------------------------   -----------------------------------
       Name                on Exercise (#)       ($)         Exercisable(#)  Unexercisable(#)  Exercisable($)   Unexercisable($)
       ----                                                  --------------  ----------------   -------------   -----------------
Dr. James J. Truchard .....      --              --                --                --                --                --
Peter Zogas, Jr. ..........      --              --            80,072            47,653          $2,115,813        $1,102,157
Timothy R. Dehne ..........      --              --            57,382            47,564           1,540,548         1,100,747
Alexander M. Davern .......   3,388         $144,005           44,582            92,199           1,167,759         2,681,762
Mihir Ravel ...............      --              --            22,776           107,224             853,189         3,031,986

_________

(1) Based on a fair market value of $37.46, which was the closing price of the Company's Common Stock on December 31, 2001, as reported by the Nasdaq National Market. The number of unexercised options in the table includes options that have an exercise price that exceeded the closing price of the Company's common stock on December 31, 2001. The value assigned to these unexercised options is zero.

Compensation Committee Interlocks and Insider Participation

     In 2001, the Compensation Committee consisted of directors R. Gary Daniels, Ben G. Streetman, L. Wayne Ashby and Charles J. Roesslein. Dr. Truchard may participate in the deliberations of the Compensation Committee with respect to the compensation of the Company's executive officers (other than himself), changes in the incentive plan and in other compensation matters.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were satisfied.

Performance Graph

     The following line graph compares the cumulative total return to stockholders of the Company's Common Stock from March 13, 1995 (the date of the Company's initial public offering) to December 31, 2001 to the cumulative total return over such period of the (i) Nasdaq Composite Index and (ii) Russell 2000 Index. The graph assumes that $100 was invested on March 13, 1995 in the Company's common stock at its initial public offering price of $6.44 per share and in each of the other two indices and the reinvestment of all dividends, if any. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance.

     The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing. The graph is presented in accordance with SEC requirements.

------------------------------------------------------------------------------------------
                3/13/95  12/29/95  12/31/96  12/31/97  12/31/98  12/31/99 12/29/00 12/31/01
-------------------------------------------------------------------------------------------
National          100      140       221       300       353       594      753      581
Instruments
-------------------------------------------------------------------------------------------
Nasdaq            100      132       161       199       270       507      308      243
-------------------------------------------------------------------------------------------
Russell 2000      100      123       142       171       161       197      189      191
-------------------------------------------------------------------------------------------

     Report of the Compensation Committee Regarding Executive Compensation*

    The Compensation Committee, composed of directors Daniels, Streetman, Ashby and Roesslein, is responsible for determining the compensation programs and levels of pay for the Company's executive officers. The Committee also advises management on pay programs and levels for other employees. The Committee utilizes independent survey data for analyses of competitive industry pay levels and practices, and to guide the Committee on appropriate pay levels for the Company.

    Compensation Philosophy and Objectives. The Company's basic philosophy is to align executive compensation with increases in stockholder value through growth in sales and operating profits. Primarily, this is accomplished through the use of stock options, which provide compensation in direct proportion to increases in stockholder value, and profit sharing. In addition, the Company believes it is important to emphasize teamwork, entrepreneurship and active participation by all employees. This is accomplished through providing options to a majority of full-time, exempt domestic employees and similarly situated international employees, and through cash incentives, through which both executive and other employees receive cash bonuses based on company-wide financial goals. Finally, it is the Company's philosophy that no special perquisites should be provided to senior executives.

    Executive Compensation Programs. The Company's executive compensation programs consist of three principal elements: base salary, cash bonus and stock options. The Company emphasizes incentive compensation in the form of stock options and bonuses, rather than base salary. The Compensation Committee has adopted a guideline that executives should be paid competitive base salaries. The Committee sets the annual base salary for executives. Prior to making its determination, the Compensation Committee reviews historical compensation levels of the executives, evaluations of past performance, assessments of expected future contributions of the executives, competitive pay levels and programs provided by other comparable companies, and general industry pay practices. In making its determinations, the Committee does not utilize any particular indices or formulae to arrive at each executive's recommended pay level. In a demonstration of leadership during the economically challenging times of 2001, the executive officers proposed that the Company temporarily reduce their base salaries. In response, the base salary of each executive officer, except the Vice President of Sales, was adjusted to reflect a 5% reduction effective October 1, 2001.

    For many years, the Company has maintained a cash bonus plan under which executive officers participate. In recent years, this plan provided for a target incentive to be paid based on achieving pre-determined levels of revenue growth and profitability. For fiscal 2001, 2000 and 1999 these goals were 40% revenue growth and 18% operating profit as a percent of revenue, the same goals as for all other employees. At the end of each year, actual results for the Company are compared to these targets and executive bonuses are based on actual Company performance in relation to these factors. If there is no growth or no profitability, no cash bonuses are payable to executive officers. Individual performance is not considered in determining the bonus of individual officers for the cash bonus program.

    In 1999, the Company added a discretionary cash bonus program for executive officers and other employees which is funded based upon the achievement of the Company's minimum quarterly growth goal and with payments based upon individual performance. The program was adjusted as of the second quarter of 2000 to provide that if the Company meets its minimum quarterly revenue growth goal, a percentage of payroll will be available as a discretionary cash bonus pool for distribution to executive and other employees. For fiscal year 2001, the minimum quarterly growth goal was 20% revenue growth over the same period in the prior year. As a result of the program, executives and other employees are eligible to receive the discretionary cash bonus on a quarterly basis. Separate from the discretionary cash bonus program, in December 2001, the Company paid each executive officer, except Dr. Truchard, a bonus award of approximately $1,400 in appreciation of their management efforts throughout fiscal year 2001. In addition, the Vice President, Sales is eligible for a separate company sales commission program based upon growth and profitability performance measures approved by the Board of Directors.

    Total compensation for executive officers also includes long-term incentives in the form of stock options, which are generally provided through initial stock option grants at the date of hire and periodic additional stock option grants. Stock options are instrumental in promoting the alignment of long-term interests between the Company's executive officers and stockholders due to the fact that executives realize gains only if the stock price increases over the fair market value at the date of grant and the executives exercise their options. In determining the amount of such grants, the Committee evaluates the job level of the executive, responsibilities of the executive, and competitive practices in the industry. All options are granted at 100% of fair market value at the date of grant. Options to executive officers and other employees vest over a period of five years or ten years, subject to acceleration based on Company performance (in case of special option grants to executives); however, Mr. Ravel also has the right to a maximum of twelve months of accelerated vesting of his stock holdings if his employment is constructively terminated or terminated without cause within three years of his hire date. The long-term value realized by executives through option exercises can be directly linked to the enhancement of stockholder value.

     Chief Executive Officer Compensation. While the Board was highly pleased with Dr. Truchard's performance in 2001, at his request, the Chief Executive Officer's base salary was reduced along with other executive officers (as discussed above), and he received no stock options. Based on the same formula applied to other executive officers, Dr. Truchard did not receive a bonus for 2001 and declined to receive the $1,400 bonus awarded to the other executive officers. Dr. Truchard is the Company's largest stockholder with an ownership of approximately 25% of the Company's stock.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of a corporation. Deductions are, however, permitted if certain conditions are met, including a requirement that the plan under which such compensation is paid be reapproved by stockholders every five years. None of the compensation paid by the Company in fiscal 2001 was subject to the limitation on deductibility. The Compensation Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

                                                    Respectfully Submitted,


                                                    R. Gary Daniels
                                                    Ben G. Streetman
                                                    L. Wayne Ashby
                                                    Charles J. Roesslein

* The foregoing Report of the Compensation Committee Regarding Executive Compensation does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by express reference therein.

                         Report of the Audit Committee*

     The Audit Committee is composed of four independent directors and operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are Donald M. Carlton, Chairman, Ben G. Streetman, R. Gary Daniels and Charles J. Roesslein. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

     In March 2002, the Board of Directors amended the Committee's charter to incorporate restrictions on the use of the Company's independent auditor, PricewaterhouseCoopers LLP, to provide non-audit services. (The amended charter is attached to this proxy as Appendix A.)

     Management is responsible for National Instruments' internal controls and the financial reporting process. National Instruments' independent auditors are responsible for performing an independent audit of National Instruments' consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     The Committee schedules its meetings and conference calls with a view to ensuring it devotes appropriate attention to all of its tasks. The Committee convened 11 times during fiscal 2001 to carry out its responsibilities. The Committee regularly meets privately with the independent auditors, internal audit, and management, each of whom has unrestricted access to the Committee.

     As part of its oversight of the Company's financial statements, the Committee reviewed and discussed with both management and the independent auditors the Company's quarterly and audited fiscal year financial results, including a review of National Instruments' Annual Report on Form 10-K. The Committee also discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

     The Audit Committee has also received the written disclosures from PricewaterhouseCoopers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee has discussed the independence of PricewaterhouseCoopers with that firm. The Committee has implemented a procedure to monitor auditor independence.

     Based upon the Audit Committee's discussion with management and PricewaterhouseCoopers and the report of PricewaterhouseCoopers to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in National Instruments' Annual Report on Form 10-K for the year ended December 31, 2001, which was filed with the SEC.

                                     AUDIT COMMITTEE

                                     Donald M. Carlton, Chairman
                                     Ben G. Streetman
                                     R. Gary Daniels
                                     Charles J. Roesslein

* The foregoing Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by express reference therein.

                                  PROPOSAL TWO:
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of its Audit Committee, has appointed, subject to approval by the Company's stockholders, PricewaterhouseCoopers LLP, independent accountants, to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2002. PricewaterhouseCoopers LLP has audited the Company's financial statements since the fiscal year ended December 31, 1993.

Audit Fees

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year, were approximately $190,000.

Financial Information Systems Design and Implementation Fees

     PricewaterhouseCoopers LLP did not render to the Company any professional services relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

All Other Fees

     The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Company, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2001, were approximately $201,000 for tax compliance and tax consulting, $101,000 for statutory audits for various international locations and $10,000 for other services.

Vote Required

     The affirmative vote of the holders of a majority of the Company's Common Stock represented and voting at the meeting will be required to approve and ratify the Board's selection of PricewaterhouseCoopers LLP. With respect to such matter, an abstention from voting will have the same affect as a vote against the proposal. Broker non-votes do not count as votes for or against the proposal and are not considered in calculating the number of votes necessary for approval.

     The Board of Directors recommends a vote "FOR" the approval and ratification of PricewaterhouseCoopers LLP as the Company's independent auditors for 2002. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     A representative of PricewaterhouseCoopers LLP is expected to be available at the Annual Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

     In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2002, the Audit Committee has considered whether the non-audit services provided by PricewaterhouseCoopers LLP are compatible with maintaining any independence of PricewaterhouseCoopers LLP.

                                  OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              David G. Hugley
                                              Secretary

Austin, Texas
April 4, 2002

                                   APPENDIX A

                             Audit Committee Charter
                        National Instruments Corporation
                         (as amended on March 20, 2002)

                                     Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of National Instruments Corporation (NI), and the quality and integrity of the financial reports of NI. In so doing, it is the responsibility of the audit committee to maintain a free and open means of communication between the directors, the independent auditors, the internal auditor, and the financial management of NI.

                             Membership Requirements

The Board shall elect from its members an Audit Committee of at least three members. The Board shall also appoint a Chairman of the Audit Committee. The Audit Committee members must meet the following requirements:

Independence:
-------------

     1. Members must not be an employee of NI or any affiliate within the past three years.

     2. Members must not be an immediate family member of an NI executive officer who currently serves in that role or did so in any of the past three years.

     3. Members may not receive compensation in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or nondiscretionary compensation.

     4. Members must not be a partner, controlling shareholder, or executive officer of any for-profit business that receives payments from NI. This applies where the payments, other than solely from the investments in NI's securities, in any of the past three years exceeded the greater of 5% of either organization's consolidated gross revenues for the year or $200,000.

     5. A member must not be an executive of another corporation that has on its compensation committee an NI executive.

     6. The Board of Directors may appoint one member of the Committee who does not meet the above criteria.

Qualifications:
---------------

     1. Members must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

     2. One member is required to have extensive financial knowledge, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

                                Responsibilities

It shall be the duty of the Audit Committee to:

          1. Recommend to the Board of Directors the selection of independent public accountants for the ensuing year and to review and recommend discharge, it should be noted that the independent auditors ultimately are accountable to the Board and the Audit Committee;

          2. Review and approve the scope of the independent public accountants' annual audit activity and the proposed fees therefore;

          3. Confirm with the independent auditors a formal written statement delineating all relationships between the auditor and NI. The independent auditor is responsible for discussing with the audit committee any disclosed relationships or services that may impact auditor objectivity and independence;

          4. The Committee shall periodically review services provided by the independent accountants. NI may engage the independent accountants without Committee approval for (i) the following audit and related services: financial accounting research and consultations; services related to SEC filings; carve-out audits; benefit plan audits; statutory audits; due diligence reviews; and
               (ii) the following tax services: research and consultations; international tax consulting; tax assistance and compliance in international locations; assistance with transfer pricing; expatriate tax services; consultations and assistance with other taxes including state and local taxes, sales and use taxes, customs and duties; review of intercompany agreements; and assistance with international manufacturing tax issues. Services of the independent accountants, excluding the financial audit and statutory audits, shall not exceed in the aggregate $150,000 per year without approval of the Committee. Under special circumstances, NI may engage the independent accountants for other services as approved by the Committee.

          5. Review with NI's independent public accountants and management, the nature and adequacy of NI's accounting system and practices and its systems of internal controls;

          6. Review with independent public accountants and management the adequacy of internal and external audit activities to provide reasonable assurance that material instances of fraud, illegality, errors, and irregularities are detected and appropriately corrected;

          7. Review the internal audit charter and function of NI including the independence and authority of its reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors;

          8. Review NI's certified financial statements with management and the independent public accountants including any changes in the audit plan or expansion of audit scope and any disputes and difficulties in the audit. Review the nature and extent of any significant changes in accounting principles or the application thereof, reserves established or adjustments reflected therein;

          9. Review with the independent accountants and management quarterly review results;

          10. As applicable, review with the independent public accountants their comments, both written and oral, to management regarding the annual examination and the adequacy of management's response;

          11. Exercise general oversight of NI's financial reporting processes; maintain general familiarity with financial reporting practices and accounting standards and principles followed by NI; review with the independent public accounts and management significant developments in accounting and financial reporting standards and requirements and their impact upon NI. Inquire about any significant risks or exposures and assess the steps management has taken to minimize such risk to NI, including adequacy of insurance coverage, management of foreign currency risk, and other risks.

          12. Maintain free and open communication with the independent public accountants and legal counsel; insure that the independent public accountants are instructed to communicate directly with the Committee regarding any matter which, in their judgment, has not been satisfactorily resolved with management; also independent auditors are to communicate all matters necessary as required by SAS 61, Communications with Audit Committees;

          13. Review filings with the SEC and other published documents containing NI's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements;

          14. Review with management and, as appropriate, the independent accountants the interim financial report before it is filed with the SEC or made public in a press release. Review NI's process for disclosure of financial data. Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant;

          15. Monitor compliance with NI's Business Ethics, Antitrust, and Conflicts of Interest Policies, and such other Company policies an may be appropriate; and review such reports as may be required under such policies or otherwise directed by the Board;

          16. Review with NI's General Counsel, independent accountants, and management litigation and other legal matters and regulatory matters which may be material to NI's financial condition or operations;

          17. Review with NI's management, the reports on compliance with regulatory matters including environmental, equal employment opportunity, and SEC regulations;

          18. Hold such regulatory meeting each year as may be appropriate and such special meetings as may be called by the Chairman of the Committee, or at the request of the independent public accountants, NI's Chief Financial Officer or the General Counsel;

          19. Review with management any differences of opinion with the independent public accountants over a significant accounting issue which has led management to seek a second opinion from another independent public accounting firm; and

          20. Report through its Chairman to the Board of Directors following meetings of the Committee.

          21. Meet privately with independent auditors, internal audit, and management, each of whom shall have unrestricted access to the Committee.

Audit Committee Disclosures:

The Audit Committee must include a report in the annual proxy statement containing the following information:

     1. The Committee reviewed and discussed the audited financial statements with management.

     2. The Committee discussed with the independent auditors the matters requiring discussion by SAS 61.

     3. The Committee received written disclosures and letter from the auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

     4. Based on the above, the Committee recommends to the full board that the audited financial statements be included in NI's Annual Report on Form 10-K.

The Audit Committee must disclose the following in the annual proxy:

     1. A statement that NI has adopted an Audit Committee Charter and has fulfilled its responsibilities under this Charter during the latest year and include a copy of the Charter as an attachment to the proxy statement at least every three years.

     2. A statement as to whether each member of the Audit Committee is an independent director and, if a director is not independent, the reason that the director is not an independent director together with an explanation of why the Board believes such director should continue to serve on the Audit Committee.

The Committee must provide written confirmation to the NASD/AMEX on audit committee member qualifications and related board determinations, as well as the review and re-evaluation of the audit committee charter.

In addition, the Audit Committee shall have and may exercise all the powers and authority of the Board in connection with the performance of its duties and responsibilities, including the authority to call upon Company officers and employees for such assistance and support as it deems appropriate, and to engage such special counsel or experts as it may require to properly discharge its responsibilities.

The above prescribed responsibilities were authorized by Board resolutions dated June 22, 1994, March 19, 1998, March 24, 1999, December 20, 2000, and March 20,
2002.

The Audit Committee shall have such additional authority and duties, as the Board by resolution shall prescribe.


                                       VOTE BY INTERNET - www.proxyvote.com
                                                          -----------------
                                       Use the Internet to transmit your voting instructions
                                       and for electronic delivery of information up until 11:59
                                       P.M. Eastern Time the day before the cut-off date or
                                       meeting date. Have your proxy card in hand when you
NATIONAL INSTRUMENTS CORPORATION       access the web site. You will be prompted to enter
11500 N. MOPAC EXPRESSWAY              your 12-digit Control Number which is located below
BUILDING B                             to obtain your records and to create an electronic voting
AUSTIN, TEXAS 78759                    instruction form.
ATTN: CORPORATE SECRETARY
                                       VOTE BY PHONE - 1-800-690-6903
AUTO DATA PROCESSING                   Use any touch-tone telephone to transmit your voting
INVESTOR COMM SERVICES                 instructions up until 11:59 P.M. Eastern Time the day
ATTENTION:                             before the cut-off date or meeting date. Have your proxy
TEST PRINT                             card in hand when you call. You will be prompted to
51 MERCEDES WAY                        enter your 12-digit Control Number which is located
EDGEWOOD, NY                           below and then follow the simple instructions the Vote
11717                                  Voice provides you.

                                       VOTE BY MAIL
                                       Mark, sign, and date your proxy card and return it in the
                                       postage-paid envelope we have provided or return it to
                                       NATIONAL INSTRUMENTS CORPORATION, c/o ADP,
                                       51 Mercedes Way, Edgewood, NY 11717.

                                                          123,456,789,012.00000
                                          CONTROL NUMBER           000000000000
                                          ACCOUNT NUMBER    1234567890123456789

                                        PAGE 2 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         X         NAIPRX      KEEP THIS PORTION FOR YOUR RECORDS
----------------------------------------------------------------------------------------------------------------------------
                                                                                         DETACH AND RETURN THIS PORTION ONLY
                               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


----------------------------------------------------------------------------------------------------------------------------
  NATIONAL INSTRUMENTS CORPORATION

                                                   02              0000000000         215168039603
   Vote On Directors

   1.  Election of Directors.                  For   Withhold   For All  To withhold authority to vote, mark "For All Except"
                                               All     All      Except   and write the nominee's number on the line below.

       Nominees:  01) Donald M. Carlton       [  ]     [  ]      [  ]
                  02) Jeffrey L. Kodosky                                 -----------------------------------------------------

   Vote On Proposal                                                                            For       Against       Abstain
                                                                                               [  ]        [  ]          [  ]
   2.  Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accounts for the fiscal year ending December 31, 2002.

   And to transact such other business, in their discretion, as may properly come before the meeting or any adjournment thereof.



   Please sign exactly as name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person.


   MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT         [  ]              AUTO DATA PROCESSING
                                                                            INVESTOR COMM SERVICES
                                                                            ATTENTION:
                                                                            TEST PRINT
   MARK HERE IF YOU PLAN TO ATTEND THE MEETING            [  ]              51 MERCEDES WAY
                                                                            EDGEWOOD, NY
                                                                            11717
     [                                    ][         ]          [                                 ][          ]  123,456,789,012
      Signature [PLEASE SIGN WITHIN BOX]    Date        P47378    Signature (Joint Owners)           Date              636518E99

                                      PROXY

                        NATIONAL INSTRUMENTS CORPORATION
                      2002 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 14, 2002


          This Proxy is solicited on behalf of the Board of Directors

     The undersigned stockholder of NATIONAL INSTRUMENTS CORPORATION, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 4, 2002, and the 2001 Annual Report on Form 10-K to Stockholders and hereby appoints Dr. James J. Truchard and Jeffrey L. Kodosky, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of NATIONAL INSTRUMENTS CORPORATION to be held on May 14, 2002 at 9:00 a.m. local time, at the Company's headquarters at 11500 North Mopac Expressway, Building B, Austin, Texas 78759, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.


        THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
-----------------                                              -----------------
    SEE REVERSE                                                   SEE REVERSE
       SIDE                                                          SIDE
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